EX-10.6


                   AMENDED AND RESTATED COLLATERAL ASSIGNMENT
                            OF INTELLECTUAL PROPERTY


     AMENDED AND RESTATED COLLATERAL ASSIGNMENT OF INTELLECTUAL PROPERTY dated as of April 14, 2000 by PEAPOD, Inc., a Delaware corporation (the "Assignor"), to BEW, Inc., a Delaware corporation ("BEW") and KONINKLIJKE AHOLD NV ("Ahold").


                              W I T N E S S E T H :


     WHEREAS, BEW has made loans in the aggregate principal amount of U.S. $3,000,000 (collectively, the "Term Loan") to the Assignor, such Term Loan being evidenced by a promissory note dated April 5, 2000 made by the Assignor to the order of the BEW in the principal amount of U.S. $3,000,000 (said promissory note, as from time to time amended, reissued or renewed, and any promissory note issued in substitution therefor, the "Term Note");

     WHEREAS, to secure the Term Loan the Debtor executed and delivered to BEW a Collateral Assignment of Intellectual Property dated as of April 10, 2000 (the "Existing Assignment Agreement") pursuant to which the Assignor granted to BEW a security interest on the Assignor's rights, title and interest in the intellectual property described therein.

     WHEREAS, Ahold may hereafter make loans to the Assignor in an aggregate principal amount not exceeding, together with the Term Loan, $20,000,000 (collectively, together with the Term Loan, the "Loans") pursuant to, and on the terms and conditions set forth in, a Credit Agreement (the "Credit Agreement") of even date herewith being entered into concurrently herewith by Ahold with the Assignor, which loans will be first used to repay the Term Note and all other indebtedness evidenced by the Term Note (the Term Loan and all loans outstanding under the Credit Agreement hereinafter collectively referred to as the "Loans").

     WHEREAS, to induce the BEW and Ahold (collectively and individually hereinafter referred to as the "Assignee") to make and maintain the Loans, the Assignor has agreed to amend and restate the Existing Security Agreement in its entirety pursuant hereto.

     WHEREAS, the execution and delivery by the Debtor of this Agreement is one of the conditions to the willingness of the Secured Party to make the Loans to the Debtor;

     NOW THEREFORE, in consideration of the premises and the covenants hereinafter contained and to induce the Assignee to make and maintain the Loans to the Assignor, the Assignor and the Assignee agree hereby that the Existing Assignment Agreement is amended and restated to read as follows:

     1. DEFINITIONS

     Terms used herein that are defined in the Term Note, Security Agreement and (when executed and delivered by the Assignor and the Assignee or, as the case may be, by the Assignor and an affiliate of the Assignee) the Credit Agreement shall have the meanings assigned to them therein unless otherwise defined herein. References to this "Collateral Assignment" shall mean this Collateral Assignment of Intellectual Property, including all amendments, modifications and supplements and any exhibits or schedules to any of the foregoing, and shall refer to this Collateral Assignment as the same may be in effect at the time such reference becomes operative.

     As used herein:

     "Obligations" means all present and future liabilities, obligations, covenants, duties, and debts owing by the Assignor to the Assignee under or pursuant to or in connection with the Collateral Assignment, the Term Note or any other Credit Documents, whether or not evidenced by any note, or other instrument or document, whether arising from an extension of credit, loan, advance, guaranty, indemnification or otherwise, whether direct or indirect, absolute or contingent, due or to become due, primary or secondary, as principal or guarantor, and including, without limitation, all principal, interest, charges, out-of-pocket expenses, fees, and disbursements of counsel, filing fees and any other sums chargeable to the Assignor hereunder or under any of the other Credit Documents.

     "Credit Documents" means this Collateral Assignment, the Security Agreement, the Credit Agreement (if executed by the Assignor and the Assignee or, as the case may be, by the Assignor and an affiliate of the Assignee), the Term Note and any other document or all other documents and instruments executed and delivered by the Assignor in connection with, or to evidence or secure, the Obligations.

     "Event of Default" has the meaning specified for such term in the Security Agreement.

     "Person" means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, governmental authority agency or instrumentality or any other entity.

     "Release Date" means the date on which the Loans, all interest thereon and all other Obligations are irrevocably paid in full and all obligations or commitments of the Assignee to make loans or extend credit to the Assignor are terminated.

     "Security Agreement" means that certain Amended and Restated Security Agreement dated as of April 10, 2000 by and between Assignor and the Assignee, as the same may be amended, restated, supplemented or otherwise modified from time to time.

     2. ASSIGNMENT OF INTEREST

     2.1 Patents, Trademarks, Copyrights and Other Intellectual Property. The Assignor hereby grants, assigns and conveys to the Assignee, as security for the full and prompt payment of the Obligations when due, a first priority security interest in the entire right, title and interest of the Assignor in and to all of its now owned, existing or filed or hereafter acquired, arising or filed:

          (a) (i) all patents and patent applications of the Assignor, including, without limitation, those listed on Exhibit A hereto and the inventions and improvements described and claimed therein, and patentable inventions and methods of the Assignor, (ii) all reissues, divisions,
     continuations,       renewals,      extensions,      reexamination      and
     continuations-in-part of any of the foregoing, (iii) all income, royalties, damages or payments now and hereafter due and/or payable to such Assignor under any of the foregoing with respect to any of the foregoing, including, without limitation, damages or payments for past or future infringements of any of the foregoing, (iv) the right of the Assignor to sue for past, present and future infringements of any of the foregoing and (v) all rights of such Assignor corresponding to any of the foregoing throughout the world (collectively, the "Patents");

          (b) (i) all  trademarks,  service  marks,  trademark  and service mark registrations, Internet and domain names, uniform resource locators (including, without limitation, www.peapod.com) trade and business names and trademark and service mark applications of the Assignor, including, without limitation, those listed on Exhibit B hereto, (ii) all renewals of any of the foregoing, (iii) all income, royalties, damages and payments now or hereafter due and/or payable to such Assignor under any of the foregoing or with respect to any of the foregoing, including, without limitation, damages or payments for past or future infringements of any of the foregoing, (iv) the right of the Assignor to sue for past, present and future infringements of any of the foregoing, (v) all rights of the Assignor corresponding to any of the foregoing throughout the world, and
     (vi) the goodwill of the Assignor's business connected with and symbolized by any of the foregoing (collectively, the "Trademarks");

          (c) all trade secrets and confidential business information of the Assignor, including formulae and recipes, computations, systems, inventions and methods (whether patentable or unpatentable and whether or not reduced to practice), know-how, manufacturing and production processes, designs and techniques, research and development information, specifications, drawings, designs, plans, proposals, technical data, copyrightable work, financial, business, and marketing plans, customer and supplier lists and information (collectively, the "Trade Secrets");

          (d) all copyrights, copyright applications (including, without limitation, computer software, source and object code, databases and related documentation) and other intellectual and proprietary property rights of the Assignor, including, without limitation, those listed on Exhibit C hereto (collectively, the "Other Intellectual Property Rights"); and

          (e) to the extent assignable without causing a default thereunder, the Assignor's rights in licenses and license agreements with any other Person under or with respect to any patents, trademarks, trade secrets or other intellectual property rights and licenses and license agreements of the Assignor with any other Person under or with respect to any of the Patents, Trademarks, Trade Secrets or Other Intellectual Property Rights (all licenses and license agreements assigned to the Assignee pursuant hereto herein collectively called the "Licenses").

All Patents, Trademarks, Trade Secrets, Licenses and Other Intellectual Property herein collectively called the "Proprietary Rights"; provided, that notwithstanding anything to the contrary contained herein, the Proprietary Rights shall not include any Licenses or other agreements in respect of which the grant of the security contemplated by this Agreement shall be prohibited by its terms; provided, however, that upon the termination of such prohibitions for any reason whatsoever, the provisions of this Section 2.1 shall be deemed to apply thereto automatically.

     2.2 Restriction on Future Agreements. The Assignor agrees that until the Release Date, the Assignor will not, without the Assignee's prior written consent, enter into any agreement, including, without limitation, any license agreement, that grants to any Person other than the Assignee rights to or interests in any Proprietary Rights that is inconsistent with the Assignor's obligations under this Collateral Assignment. The Assignor further agrees that until the Release Date it will not take any action, or permit any action to be taken by any affiliate of the Assignor or other Person subject to the Assignor's control, including, without limitation, licensees, or fail to take any action, that would affect the validity or enforcement of the rights granted to the Assignee under this Collateral Assignment.

     2.3 New Patents, Trademarks and Other Intellectual Property Rights. The Assignor represents and warrants that the Patents, Trademarks and Other Intellectual Property Rights listed in Exhibits A, B and C hereto are owned by the Assignor and such Patents, Trademarks and Other Intellectual Property Rights constitute all of the material Patents, Trademarks and Other Intellectual Property Rights that the Assignor now owns which are registered with the United States Patent and Trademark Office and the United States Copyright Office or an accredited and appropriate domain name registrar, as applicable. If, before the Release Date the Assignor shall (i) obtain any new Patents, Trademarks, Other Intellectual Property Rights or Trade Secrets or rights thereto or (ii) become entitled to the benefit of any new Patent, Trademark, Trade Secret, License or Other Intellectual Property Rights, the Assignor shall give to the Assignee prompt written notice thereof. Each Assignor hereby authorizes the Assignee to modify this Collateral Assignment by amending any or all the Exhibits attached hereto, as applicable, to include any such Patents, Trademarks or Other Intellectual Property Rights.

     2.4 Royalties and Terms. The Assignor hereby agrees that upon the occurrence and during the continuance of an Event of Default, the Assignee, or any designee of the Assignee, may, subject to applicable law and to any then existing Licenses granted by such Assignor in respect of any Patent, Trademark or Other Intellectual Property of such Assignor, use any or all of the Patents, Trademarks, Trade Secrets, Licenses or Other Intellectual Property Rights worldwide without any liability to such Assignor for royalties or other related charges. The term of the assignments granted in this Section 2.4 shall extend until the earlier of (i) the expiration of all rights under each of the respective Patents, Trademarks, Trade Secrets and Licenses and Other Intellectual Property Rights assigned hereunder or (ii) the Release Date.

     2.5 Reassignment to Assignor. On the Release Date, the Assignee shall execute and deliver to the Assignor, at the Assignor's request and at such Assignor's sole cost and expense, such releases, deeds, assignments and other instruments as may be necessary to relinquish, without any representations or warranties whatsoever (other than a representation that the Assignee has not assigned or transferred the Proprietary Rights covered by such releases, or its security interests therein, except as contemplated or permitted hereby or by the other Credit Documents), all of the Assignee's rights in such of the Proprietary Rights as shall not have been sold or disposed of pursuant to the terms of this Collateral Assignment.

     2.6 Duties of Assignors. Subject to the rights of the Assignee, until the Release Date the Assignor shall (i) prosecute diligently any patent, trademark or copyright application and licenses of the Assignor pending as of the date hereof or thereafter, (ii) make application on unpatented but patentable inventions of the Assignor and on trademarks and copyrights, as appropriate, of the Assignor (iii) preserve and maintain all rights in the Proprietary Rights of the Assignor and (iv) possess all Trade Secrets of the Assignor. Any out-of-pocket expenses incurred in connection with such applications by the Assignor shall be borne by the Assignor. The Assignor shall not abandon any Patent, Trademark, Trade Secret, License, or Other Intellectual Property Rights or the right to file any patent application unless the Assignor, in its reasonable discretion, determines that to take such action in a particular instance would be in the best commercial interest of the Assignor.

     2.7 Assignee's Right to Sue. If an Event of Default shall have occurred and be continuing, the Assignee shall have the right, but shall in no way be obligated, to bring suit on behalf of the Assignor to enforce any of the Assignor's rights in any Proprietary Rights in the event the Assignor declines to bring such suit and, if the Assignee shall commence any such suit, the Assignor shall, at the request of the Assignee, do any and all lawful acts and execute any and all proper documents requested by the Assignee in aid of such enforcement and the Assignor shall promptly pay, or reimburse and indemnify the Assignee upon demand, for all reasonable out-of-pocket costs and expenses incurred by the Assignee in the exercise of its rights under this Section 2.7.

     2.8 Assignee Appointed Attorney-in-Fact. During the existence of a Default, the Assignor appoints the Assignee or the Assignee's designee as its attorney-in-fact to do all things necessary to carry out or enforce this Collateral Assignment. The Assignor ratifies and approves to the fullest extent permitted by law all acts of the Assignee as attorney-in-fact taken in accordance herewith. The Assignee as attorney-in-fact will not be liable for any acts or omissions, or for any error of judgment or mistake of fact or law, except for gross negligence or willful misconduct. This power, being coupled with an interest, is irrevocable until the Release Date.

     3. FILINGS AND CONSENTS

     The Assignor shall, at the cost and expense of the Assignor deliver to the Assignee, upon the execution and delivery of this Collateral Assignment and at any time and from time to time thereafter, such instruments and documents, in form and substance satisfactory to the Assignee, and take such other action, as the Assignee shall reasonably specify as being necessary or appropriate, in the reasonable opinion of the Assignee, to perfect the Security interests and other interests granted by the Assignor to the Assignee hereby in the Proprietary Rights, including, without limitation, filings with the United States Patent and Trademark Office and the Copyright Office of the United States. The Assignor will also, at its own expense, from time to time hereafter make, execute, endorse, acknowledge, file and/or deliver to the Assignee all documents or instruments and take such further steps reasonably requested by the Assignee to perfect Assignee's security interests in all Proprietary Rights.

     4. COVENANTS

     The Assignor agrees that until the Release Date, unless the Assignee agrees otherwise in writing: (a) the Assignor will, at its sole cost and expense, warrant and defend the Proprietary Rights from any and all material claims and demands of any other Person; (b) the Assignor will not grant, create or permit to exist any Lien on any of the Proprietary Rights in favor of any other Person;
(c) the Assignor will pay, and indemnify and hold the Assignee harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to any Proprietary Rights, including (without limitation) claims of patent or trademark or Other Intellectual Property Right infringement, and any claim of unfair competition or antitrust violation, (i) provided that Assignor shall not have any obligation hereunder with respect to such indemnification arising from the Assignee's gross negligence or willful misconduct in the use, assignment and sublicensing of the Patents, Trademarks and Licenses that are covered by this Collateral Assignment; (ii) which is for reimbursement for amounts paid by an Indemnified Person on any final, non-appealable judgment in the Assignor's favor against the Assignee by a court of competent jurisdiction; or (iii) which is for reimbursement of amounts paid by the party seeking indemnification in any settlement with a party other than the Assignee which has been properly effected by the Assignee without the prior consent of the Assignor, unless either (x) the Assignor has had a reasonable opportunity to assume responsibility and has not diligently prosecuted a defense of such indemnified obligation; or (y) the Assignor has failed to provide reasonable evidence of its financial ability to satisfy its indemnity obligations hereunder; (d) the Assignor will not enter into any agreement that is inconsistent in any material respect with the Assignor's obligations under this Collateral Assignment; and (e) all Proprietary Rights of the Assignor shall be subsisting, valid and enforceable in all material respects against third Persons, except to the extent otherwise disclosed in writing to the Assignor prior to the date hereof.

     5. DEFAULT

     5.1 Remedies. (a) Upon the occurrence and during the continuance of an Event of Default, the Assignee, in addition to any rights and remedies under the Credit Documents or applicable law, may, in its discretion:

          (i) collect, receive, appropriate and realize upon all or any of the Proprietary Rights or any part thereof;

          (ii) enter, with or without process of law and without breach of the peace, any premises where any of the Proprietary Rights or the books and records related thereto are or may be located, and without charge or liability to the Assignee seize and remove the Proprietary Rights (and copies of the Assignor's books and records in any way relating to the Proprietary Rights) from said premises and/or remain upon said premises and use the same (together with said books and records) for the purpose of collecting, preparing and disposing of the Proprietary Rights; or

          (iii) sell or otherwise dispose of, including without limitation the granting of licenses, any Proprietary Rights at public or private sale for cash or credit.

     (b) Upon the occurrence of an Event of Default, the Assignee, in its discretion, may exercise any one or more of the rights and remedies accruing to a secured party under the UCC as adopted in the relevant state or states and any other applicable law upon default by a debtor. The Assignor recognizes that in the event the Assignor fails to perform, observe or discharge any of its obligations or liabilities under this Collateral Assignment, no remedy of law will provide adequate relief to the Assignee, and the Assignor agrees that the Assignee shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

     (c) Any notice required to be given by the Assignee of a sale, lease, other disposition of any of the Proprietary Rights or any other intended action by the Assignee, delivered by telex, facsimile transmission or overnight mail, postage prepaid and duly addressed to the Assignor at its address set forth beside its signature hereto, not less than ten (10) days prior to such proposed action, shall constitute commercially reasonable and fair notice thereof to the Assignor.

     (d) Upon the occurrence of an Event of Default, the Assignee shall have the right at any time and from time to time thereafter, in its discretion, without notice thereof to the Assignor, to take control, in any manner, of any item of payment for or proceeds of any of the Proprietary Rights.

     (e) The Assignee may, if the Assignee deems it reasonable, postpone or adjourn any sale of Proprietary Rights of the Assignor, or any part thereof, from time to time by an announcement at the time and place of sale or by announcement at the time and place of such postponed or adjourned sale, without being required to give a new notice of sale.

     (f) All cash proceeds received by the Assignee in respect of any sale of, collection from, or other realization upon all or any part of the Proprietary Rights shall be applied (after payment of any amounts payable to the Assignee as reimbursement for the costs and expenses incurred by it in connection with the sale of any of the Proprietary Rights) by the Assignee against all or any part of the Obligations in such order as the Assignee shall elect. Any surplus of such cash or cash proceeds held by the Assignee and remaining after payment in full of all the Obligations shall be paid over to the Assignor or to whomsoever may be lawfully entitled to receive such surplus and any deficiency remaining after application of such cash or cash proceeds to the Obligations shall continue to be an Obligation of the Assignor, for which the Assignor shall remain liable.

     5.2 Waivers by Assignors. Except as otherwise provided for in this Collateral Assignment and to the extent permitted under applicable law, the Assignor waives (i) presentment, demand and protest and notice of presentment, dishonor, protest, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of any or all Obligations and of any accounts, contract rights, documents, instruments, chattel paper and guaranties at any time held by the Assignee on which the Assignor may in any way be liable and hereby ratifies and confirms whatever the Assignee may do in this regard, (ii) all rights to notice and a hearing prior to the Assignee's taking possession or control of, or to the Assignee's replevy, attachment or levy upon, any of the Proprietary Rights or any bond or security that might be required by any court prior to allowing the Assignee to exercise any of the Assignee's remedies, and
(iii) the benefit of all valuation, appraisal and exemption laws. The Assignor acknowledges that it has been advised by its counsel with respect to this
Collateral Assignment and the transactions evidenced by this Collateral Assignment.

     5.3 Cumulative Remedies. All of the Assignee's rights and remedies with respect to the Proprietary Rights, whether established hereby or by any of the other Credit Documents, or by any other agreements or by law, shall be cumulative and may be exercised singularly or concurrently. The Assignor acknowledges and agrees that this Collateral Assignment is not intended to limit or restrict in any way the rights and remedies of the Assignee under the Term Note or any other Credit Document but rather is intended to facilitate the exercise of such rights and remedies.

     6. MISCELLANEOUS

     6.1 Waivers. No course of dealing between the Assignor and the Assignee, nor any failure to exercise, nor any delay in exercising, on the part of the Assignee, any right, power or privilege hereunder, under the Term Note or under any other Credit Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

     6.2 Severability. The provisions of this Collateral Assignment are severable, and if any clause or provision shall be held invalid and unenforceable in whole or in part as to the Assignor in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision or part thereof as to such Assignor in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Collateral Assignment in any jurisdiction.

     6.3 Modification. This Collateral Assignment cannot be altered, amended or modified in any way, except by a writing signed by the party to be charged therewith.

     6.4 Binding Effect; Benefits. This Collateral Assignment shall be binding upon the Assignor and its successors and assigns, and shall inure to the benefit of the Assignee and its successors and assigns. No Assignor may assign its rights or obligations hereunder or its interest in any Proprietary Rights without the consent of the Assignee.

     6.5 Governing Law. This Collateral Assignment shall be governed by and construed in accordance with the laws of the State of New York, without regard to its choice of law rules which would make the laws of any other jurisdiction applicable to this Collateral Assignment.

     6.6 Notices. (a) Any notice, demand or communication hereunder shall be given in writing (including facsimile transmission) and mailed or delivered to each party at its address set forth beside its signature hereto, or, as to any party, at such other address as shall be designated by such party by a prior notice to the other parties in accordance with the terms of this Section 6.6.

     (b) Each notice hereunder shall be effective (i) five (5) business days after such notice is mailed, by registered or certified mail, postage prepaid (return receipt requested), (ii) upon delivery by hand or (iii) in the case of any notice or communication by facsimile transmission, on the date when sent; provided, however, that notices to the Assignee shall not be effective until actually received by it.

     6.7 Headings. The Section titles and headings in this Collateral Assignment are and shall be without substantive meaning or context of any kind whatsoever and are for convenience of reference only.

     6.8 References. Unless and until the Credit Agreement is executed by Ahold and the Assignor and loans are made to Assignor thereunder, all references to the "Secured Party" shall be to BEW. Upon execution of the Credit Agreement by Ahold and Assignor and the repayment of the Term Loan and all other indebtedness owing to BEW by Assignor under the Credit Documents, all references herein to the "Secured Party" (except in Section 6.5) shall refer to Ahold; provided, however, in the event BEW is required to return any such payments to Assignor or trustee or receiver therefor, all references to the "Secured Party" shall again include BEW.

    [Remainder of this page intentionally left blank; signature pages follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Collateral Assignment to be duly executed by their authorized officers on the day and year first above written.


Address:                                     PEAPOD, INC.

9933 Woods Drive
Skokie, Illinois 60077                       By:________________________________
Attention:  Dan Rabinowitz                      Name:   Dan Rabinowitz
Fax No.:  (847) 583-9540                        Title:  Senior VP and
                                                         Chief Financial Officer

     IN WITNESS WHEREOF, the parties hereto have caused this Collateral Assignment to be duly executed by their authorized officers on the day and year first above written.


Address:                                     BEW, Inc.

19 Skelley Ave.
Weymouth, MA 02189                           By:________________________________
Attention:  Anne J. Longo                       Name:   Anne J. Longo
Fax No.:  (617) 770-6013                        Title:  President

     IN WITNESS WHEREOF, the parties hereto have caused this Collateral Assignment to be duly executed by their authorized officers on the day and year first above written.


Address:
                                             Koninklijke Ahold NV
Albert Heijnweg 1
1507 EH Zaandam, The Netherlands             By:________________________________
Attention:  Ton van Tielraden, Esq.             Name:  Robert G. Tobin
Fax No.:   (31-75) 659-8366                     Title:

STATE OF ______________    )
                           )ss.:
COUNTY OF ____________     )


     On this _____ day of ___________, 2000, before me personally came Dan Rabinowitz, who being duly sworn, did depose and say that he is the Senior Vice President and Chief Financial Officer of PEAPOD, INC., the corporation described in and which executed the above instrument as Assignor, and that he signed his name thereto on behalf of, and pursuant to the authority granted by, said corporation.

                                                 ________________________
                                                       Notary Public

STATE OF ______________    )
                           )ss.:
COUNTY OF ____________     )


     On this ___ day of ____________, 2000, before me personally came Robert G. Tobin, who being duly sworn, did depose and say that he is an authorized signatory of Koninklijke Ahold NV, the corporation described in and which executed the above instrument as Assignee, and that he signed his name thereto on behalf of, and pursuant to the authority granted by, said corporation.


                                                 ________________________
                                                       Notary Public

STATE OF ______________    )
                           )ss.:
COUNTY OF ____________     )


     On this ___ day of ____________, 2000, before me personally came Anne J. Longo, who being duly sworn, did depose and say that she is the President of BEW, Inc., the corporation described in and which executed the above instrument as Assignee, and that she signed her name thereto on behalf of, and pursuant to the authority granted by, said corporation.



                                                 ________________________
                                                       Notary Public

                        COLLATERAL ASSIGNMENT OF PATENTS


     WHEREAS, PEAPOD, INC. a Delaware corporation ("Assignor"), having its chief executive office at 9933 Woods Drive, Skokie, Illinois 60077, is the owner of all right, title and interest in and to the United States patents and United States patent applications set forth on Schedule A attached hereto (collectively, the "Patents and Patent Applications");

     WHEREAS, the Assignor may be indebted to Koninklijke Ahold NV ("Assignee") for the principal amount of up to $20,000,000.00 under a Credit Agreement (the "Credit Agreement") dated as of April [ ], 2000 entered into by the Assignor with the Assignee; and

     WHEREAS, to secure its obligations under the Credit Agreement, the Assignor wishes to assign to the Assignee, and to grant to the Assignee a security interest in and lien upon, the Patents and Patent Applications;

     NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and subject to the terms and conditions of the Amended and Restated Collateral Assignment of Intellectual Property dated as of April __, 2000, as from time to time amended, made by the Assignor in favor of the Assignee, the Assignor hereby assigns to the Assignee, and grants to the Assignee a security interest in and a lien upon, the Patents and Patent Applications to secure the Assignor's obligations and indebtedness under the Credit Agreement.

Date: ____________                          PEAPOD, INC.


                                            By________________________
                                                Name:   Dan Rabinowitz
                                                Title:  Senior VP and
                                                         Chief Financial Officer

STATE OF ______________    )
                           )ss.:
COUNTY OF ____________     )


     On this _____ day of ___________, 2000, before me personally came Dan Rabinowitz, who being duly sworn, did depose and say that he is the Senior Vice President and Chief Financial Officer of PEAPOD, INC., the corporation described in and which executed the above instrument as Assignor, and that he signed his name thereto on behalf of, and pursuant to the authority granted by, said corporation.

                                                 ________________________
                                                       Notary Public

                       COLLATERAL ASSIGNMENT OF COPYRIGHTS


     WHEREAS, PEAPOD, INC. a Delaware corporation ("Assignor"), having its chief executive office at 9933 Woods Drive, Skokie, Illinois 60077, is the owner of all right, title and interest in and to the United States copyrights and
associated   United  States   copyright   registrations   and  applications  for
registration set forth on Schedule A attached hereto (collectively, the "Copyrights and Copyright Applications");

     WHEREAS, the Assignor may be indebted to Koninklijke Ahold NV ("Assignee") for the principal amount of up to $20,000,000.00 under a Credit Agreement (the "Credit Agreement") dated as of April [ ], 2000 entered into by the Assignor with the Assignee; and

     WHEREAS, to secure its obligations under the Credit Agreement, the Assignor wishes to assign to the Assignee, and to grant to the Assignee a security interest in and lien upon, the Copyrights and Copyright Applications;

     NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and subject to the terms and conditions of the Amended and Restated Collateral Assignment of Intellectual Property dated as of April __, 2000, as from time to time amended, made by the Assignor in favor of the Assignee, the Assignor hereby assigns to the Assignee, and grants to the Assignee a security interest in and a lien upon the, Copyrights and Copyright Applications to secure the Assignor's obligations and indebtedness under the Credit Agreement.

Date: ____________                          PEAPOD, INC.


                                            By________________________
                                                Name:   Dan Rabinowitz
                                                Title:  Senior VP and
                                                         Chief Financial Officer

STATE OF ______________    )
                           )ss.:
COUNTY OF ____________     )


     On this _____ day of ___________, 2000, before me personally came Dan Rabinowitz, who being duly sworn, did depose and say that he is the Senior Vice President and Chief Financial Officer of PEAPOD, INC., the corporation described in and which executed the above instrument as Assignor, and that he signed his name thereto on behalf of, and pursuant to the authority granted by, said corporation.

                                                 ________________________
                                                       Notary Public

                      COLLATERAL ASSIGNMENT OF TRADEMARKS,
                          SERVICE MARKS AND TRADE NAMES


     WHEREAS, PEAPOD, INC. a Delaware corporation ("Assignor"), having its chief executive office at 9933 Woods Drive, Skokie, Illinois 60077, is the owner of all right, title and interest in and to the United States trademarks, service marks and trade names and United States trademark and service mark registrations and trade name, trademark and service mark applications set forth on Schedule A attached hereto (the "Trademarks, Service Marks, Trade Names and Registrations and Applications");

     WHEREAS, the Assignor may be indebted to Koninklijke Ahold NV ("Assignee") for the principal amount of up to $20,000,000.00 under a Credit Agreement (the "Credit Agreement") dated as of April [ ], 2000 entered into by the Assignor with the Assignee; and

     WHEREAS, to secure its obligations under the Credit Agreement, the Assignor wishes to assign to the Assignee, and to grant to the Assignee a security interest in and lien upon, the Trademarks, Service Marks, Trade Names and Registrations and Applications;

     NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and subject to the terms and conditions of the Amended and Restated Collateral Assignment of Intellectual Property dated as of April __, 2000, as from time to time amended, made by the Assignor in favor of the Assignee, the Assignor hereby assigns to the Assignee, and grants to the Assignee a security interest in and a lien upon, the Trademarks, Service Marks, Trade Names and Registrations and Applications to secure the Assignor's obligations and indebtedness under the Credit Agreement.

Date: ____________                          PEAPOD, INC.


                                            By________________________
                                                Name:   Dan Rabinowitz
                                                Title:  Senior VP and
                                                         Chief Financial Officer

STATE OF ______________    )
                           )ss.:
COUNTY OF ____________     )


     On this _____ day of ___________, 2000, before me personally came Dan Rabinowitz, who being duly sworn, did depose and say that he is the Senior Vice President and Chief Financial Officer of PEAPOD, INC., the corporation described in and which executed the above instrument as Assignor, and that he signed his name thereto on behalf of, and pursuant to the authority granted by, said corporation.

                                                 ________________________
                                                       Notary Public